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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           May 1, 1996
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                        PEDIATRIX MEDICAL GROUP, INC.
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           (Exact name of registrant as specified in its charter)


                                    FLORIDA
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                 (State or other jurisdiction of incorporation)


         0-26762                                          65-0271219
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(Commission File Number)                       (IRS Employer Identification No.)


                            1455 NORTHPARK DRIVE
                           FT. LAUDERDALE, FLORIDA                     33326
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                  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code      (954) 384-0175
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        (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 1, 1996, Pediatrix Acquisition Corp., a Colorado corporation ("PAC"), which is a separate legal entity that contracts with Pediatrix Medical Group, Inc., a Florida corporation (the "Registrant"), acquired all of the outstanding capital stock of Rocky Mountain Neonatology, P.C., a Colorado professional corporation ("RMN"), pursuant to a merger of PAC with and into RMN (the "Merger"). Pursuant to the Merger, the shareholders of RMN received an aggregate cash payment of $7.2 million for their shares of capital stock of RMN. The amount of consideration paid for the stock of RMN was determined through arms' length negotiations among representatives of the Registrant and RMN. The foregoing summary is qualified in its entirety by the copy of the Agreement and Plan of Merger attached hereto as an exhibit.

         The source of the consideration paid to the shareholders of RMN was a portion of the proceeds from the Registrant's initial public offering completed in September 1995.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED*

                 Audited financial statements of RMN as of and for the year ended December 31, 1995.*

         (B)     PRO FORMA FINANCIAL INFORMATION*

                 *It is currently impracticable to provide the financial information required pursuant to Regulation S-X prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is required to be filed to include such financial information.

         (C)     EXHIBITS

                 2.1 Agreement and Plan of Merger, dated May 1, 1996, among PAC, RMN and the shareholders of RMN.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PEDIATRIX MEDICAL GROUP, INC.


Dated:   May 9, 1996                By: /s/ Lawrence M. Mullen
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                                        Lawrence M. Mullen
                                        Chief Financial Officer





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